UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 2, 2009
(Date of earliest event reported)

U.S. Precious Metals, Inc.
(Exact name of registrant as specified in the charter)

Delaware	000-50703	14-1839426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

171 Walnut Crest Run
Sanford, Florida 32771
(Address of Principal Executive Offices)

(407) 566-9310
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-22(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c)

Section 3 – Securities and Trading Markets

Item 3.02.    Unregistered Sales of Equity Securities.

U.S. Precious Metals, Inc. (“USPR”) sold an additional $50,000 Convertible Promissory Note on June 2, 2009 (the “Note”) to an accredited investor pursuant to a private offering by USPR of up to $1,500,000 of Convertible Promissory Notes (the “Offering”), which Offering is not subject to any underwriting discounts or commissions.

The terms of the Note are the same as previously disclosed in our Current Report on Form 8-K, as filed on March 19, 2009. Those terms are: at the option of the holder, the Note may be converted, at any time after June 30, 2009 and on or before the maturity date, into shares of USPR’s common stock (“Common Stock”) at a conversion price of $0.30 per share; provided, however, that if USPR is actively negotiating its next financing or if USPR has entered into a definitive agreement providing for a change of control, optional conversion features will not be applicable.

The Note bears simple, annual interest at 16%. The maturity date of the Note is the earlier of (A) an offering of securities by USPR in a transaction or series of related transactions in which at least $10,000,000 in gross proceeds is received by USPR (a “Qualified Financing”), (B) a change of control of USPR, or (C) the date that is 2 years after the date of issuance of the applicable Note.

If, prior to any optional conversion, USPR completes a Qualified Financing or experiences a change of control, the principal and outstanding interest will automatically convert into shares of USPR’s Common Stock at a conversion price of $0.30 per share.

USPR is relying on Rule 506 of Regulation D as the applicable exemption from the registration requirements of the Securities Act of 1933. The Offering is being made only to “accredited investors,” as such term is defined in Rule 501 of Regulation D.

Section 7 – Regulation FD

Item 7.01    Regulation FD Disclosure.

The information set forth under “Item 8.01 Other Events” of this Current Report on Form 8-K is incorporated into this Item 7.01 by reference.

Section 8 – Other Events

Item 8.01    Other Events.

On June 5, 2009, USPR issued a press release in which it announced that it had revised its expectations for operations as previously announced on December 3, 2008. A copy of the Press Release, dated June 5, 2009, is attached to this Form 8-K as Exhibit 99.1. Such press release is incorporated by reference into this Form 8-K in its entirety.

Section 9 – Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated June 5, 2009.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Precious Metals, Inc.

By:	/s/ M. Jack Kugler

Name: M. Jack Kugler
Title: Chief Executive Officer
Date: June 5, 2009